Supplement to the
Fidelity® High Yield Factor ETF
December 30, 2023
Summary Prospectus

Effective October 10, 2024, Fidelity® High Yield Factor ETF will be renamed Fidelity® Enhanced High Yield ETF.
Effective October 1, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.35%
AAdjusted to reflect current fees.

1 year	$36
3 years	$113
5 years	$197
10 years	$443

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Rahul Bhargava (Co-Lead Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Cheng will retire effective on or about December 31, 2024. At that time, he will no longer serve as a Co-Lead Portfolio Manager for the fund, and Mr. Bhargava will serve as the Lead Portfolio Manager.
HIE-SUSTK-1024-103 1.9910130.103	October 1, 2024